Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill
GOODWILL

The disclosure in this note applies to AEP only.

The changes in AEP’s carrying amount of goodwill for the years ended December 31, 2018 and 2017 by operating segment are as follows:

	Corporate and Other	Generation & Marketing	AEP Consolidated
	(in millions)
Balance as of December 31, 2016	$37.1	$15.4	$52.5
Impairment Losses	—	—	—
Balance as of December 31, 2017	37.1	15.4	52.5
Impairment Losses	—	—	—
Balance as of December 31, 2018	$37.1	$15.4	$52.5

In the fourth quarters of 2018 and 2017, annual impairment tests were performed.  The fair values of the reporting units with goodwill were estimated using cash flow projections and other market value indicators.  There were no goodwill impairment losses.  AEP does not have any accumulated impairment on existing goodwill.